SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) December 7, 2007


                       LEGEND INTERNATIONAL HOLDINGS, INC
                 (Exact Name of Company as Specified in Charter)



        Delaware                      000-32551                   23-3067904
--------------------------    --------------------------  ----------------------
(State or Other Jurisdiction     (Commission File No.)          (IRS Employer
   of Incorporation)                                         Identification No.)

         Level 8, 580 St Kilda Road, Melbourne, Victoria Australia 3004

               (Address of Principal Executive Offices)         (Zip Code)

Company's telephone number                       61-3-8532-2866
Company's facsimile number                       61-3-8532-2805
Company's email address                          lgdi@axisc.com.au
Company's website address                        www.lgdi.net

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 1.01.    Entry into a Material Definitive Agreement

           Legend entered into a farm-in and joint venture heads of agreement with King Eagle Resources Pty Limited on December 7, 2007 pursuant to which Legend can earn an 80% interest in phosphate on three tenement blocks named Quita Creek, Highland Plains and Lily and Sherrin creek by spending $3 million on phosphate exploration over five years. Legend has no rights to any other minerals on the three tenement blocks.

           The description of the Mt Isa Phosphates Farm-In and Joint Venture Heads of Agreement that is contained in this Form 8-K is qualified in its entirety to the text of the actual agreement that are filed as exhibits hereto.

Item 9.01:  Financial Statement and Exhibits

99.1:    Press Release dated December 28, 2007

99.2:    Mt Isa Phosphates Farm-In and Joint Venture Heads of Agreement


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       LEGEND INTERNATIONAL HOLDINGS, INC.
                                    (Company)

                                  By:        /s/ Peter Lee
                                             -----------------------------------


                                             Peter Lee
                                             Secretary

Dated: December 28, 2007


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                                  Exhibit Index



        99.1:     Press Release dated December 28, 2007


        99.2:     Mt Isa Phosphates Farm-In and Joint Venture Heads of Agreement